UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

BIOSECURITY TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-224157	35-2606208
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

3821 S 148th St Omaha, Nebraska 68144

(Address of principal executive offices, including zip code)

800-494-9604

(Registrant’s telephone number, including area code)

Copies to:

Peter Campitiello, Esq.

McCarter & English, LLP

Two Tower Center Boulevard

East Brunswick, New Jersey 08816

Tel: 732-867-9741

Fax: 732-392-1901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AEXL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

FORM 10 DISCLOSURE

The Company was not a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Exchange Agreement.  However, set forth below, pursuant to Item 2.01(f) of Form 8-K, is certain of the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Merger Agreement).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 16, 2021, Sergey Peredkov, the former principal shareholder, Chief Executive Officer, Secretary and Director of Biosecurity Technology, Inc., formerly known as Axelerex Corp. (the “Registrant”), consummated the sale of 5,000,000 shares (the “Shares”) of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) to M3 Equity Partners, LLC (“M3). The acquisition of the Shares, which represent approximately 70% of the Registrant’s shares of outstanding Common Stock, resulted in a change in control of the Registrant. In connection with the sale of the Shares, Mr. Peredkov and Vladimir Orekhovsky, the Registrant’s former Treasurer, resigned in any and all capacities as officers and directors of the Company and waived, forgave and discharged any indebtedness of any kind owed to them by the Registrant.

Effective February 16, 2021, the Registrant executed an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Registrant, BST Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Registrant (“Acquisition”) and Biosecurity Technology LLC, a Wyoming limited liability company (“BST”). Pursuant to the Merger Agreement, all of the issued and outstanding membership interests of BST (the “BST Interests”) issued and outstanding prior to the effective date of the Merger Agreement shall be converted into the right to receive Twenty-Eight Million (28,000,000) newly issued shares of Common Stock of the Registrant (the “Merger Shares”). The Registrant and M3 agreed that following the consummation of the Merger, the Registrant would retire 7,108,000 shares of issued and outstanding Common Stock. For a description of the Merger, and the material agreements entered into therewith, please see Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Contemporaneously with the closing of the Merger, the Registrant and M3 entered into a form of Securities Purchase Agreement (the “SPA”) whereby M3 subscribed for 6,410,000 shares of Common Stock for a subscription in the amount of $1,602,500. On February 22, 2021, M3 and the Registrant consummated an additional SPA whereby M3 purchased an additional 2,600,000 shares for a subscription in the amount of $650,000. The Registrant agreed to issue an additional Four Million (4,000,000) shares of Common Stock in escrow for additional future offerings of Common Stock until February 28, 2021, at which time if the shares in escrow are not sold, they shall be retired and returned to the treasury.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in Section 1.01, on February 16, 2021, the Company executed an Agreement and Plan of Merger (as defined earlier as the “Merger Agreement”).

The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Also effective February 16, 2021, the Registrant entered into consulting agreements with certain parties to provide consulting services to the Registrant in consideration for Ten Million (10,000,000) shares of the Company’s Common Stock at the exercise price of $0.25 per share with an expiration date of seven (7) years from the date of the Closing.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 2.01, which disclosures are hereby incorporated by reference, in connection with the Merger, the Registrant issued an aggregate of 28,000,000 shares of its Common Stock to the equityholders of BST. Additionally, the Registrant issued an additional 9,010,000 shares of Common Stock for subscriptions in the amount of $2,252,500 and warrants to purchase an additional 10,000,000 shares of Common Stock..

All of the securities referred to, above, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. All of the foregoing securities as well the Common Stock issuable upon conversion or exercise of such securities, have not been registered under the Securities Act or any other applicable securities laws and are deemed restricted securities, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Sergey Peredkov as Director, President, Chief Executive Officer and Secretary

On February 16. 2021, Sergey Peredkov submitted to the Company notice of his resignation from his position as a member of the Board, President, Chief Executive Officer and Secretary of the Company effective immediately. Mr. Peredkov’s resignation was a result of the Merger.

Resignation of Vladimir Orekhovsky as Treasurer

On February 16. 2021, Vladimir Orekhovsky submitted to the Company notice of his resignation from his position as Treasurer of the Company effective immediately. Mr. Orekhovsky’s resignation was a result of the Merger.

Appointment of Dan Lynn as Chairman of the Board, Chief Executive Officer, Chief Scientific Officer, Treasurer and Secretary.

On February 16, 2021, Daniel Lynn, was appointed as Chairman of the Board, Chief Executive Officer, Chief Scientific Officer, Treasurer and Secretary of the Registrant.

Daniel Lynn, 66, has served as the head of Biosecurity Technology LLC since its founding in October 2018. Mr. Lynn holds an M.S. in Applied Science and Technology as well as a degree in Health and Safety and Certified by Homeland Security in Agroterrorism and Biosecurity from University of Tennessee. His qualifications include HACCP certification from the US Department of Commerce and infectious disease certification in New York and New Jersey. The products and systems derived from Lynn’s work are integral to the operation of Fortune 500 companies throughout the world.

In connection with Mr. Lynn’s appointment, the Registrant and Mr. Lynn entered into an employment agreement for a term lasting until December 31, 2025 and automatically renewed unless prior notice is given by either part at least sixty (60) days prior to the expiration of the term. The agreement provides and annual salary of $240,000 subject to discretionary increases if approved by the Board of Directors, with cost of living increases, and subject to bonuses if other executives of the Registrant are given bonuses In addition, Mr. Lynn .received a grant of 1,000,000 shares of Common Stock of which 500,000 shares vest immediately and 500,000 shares vest on February 15, 2022. The employment agreement also contains customary covenants regarding confidentiality, non-disclosure, non-competition, non-solicitation, non-disparagement, and proprietary rights. A copy of the agreement is filed as Exhibit 10.5 to this report and incorporated herein by reference.

Also on February 16, 2021, the Board of Directors and majority shareholder approved and adopted the Biosecurity Technology, Inc. 2021 Equity Incentive Plan (the “Plan”). The Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards, collectively, the “stock awards.” Stock awards may be granted under the Plan to our employees, directors and consultants. A maximum number of 4,000,000 shares of Common Stock are available for issuance under the Plan.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 16, 2021, the Registrant’s Board of Directors and majority shareholder approved an amendment to the Registrant’s Articles of Incorporation (the “Amendment”) to (i) change the name of the corporation to Biosecurity Technology, Inc. and (ii) to increase the number of its authorized shares of capital stock from 75,000,000 to 110,000,000 shares of which 100,000,000 shares were designated common stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares were designated “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”).

Also on February 16, 2021, the Board of Directors and majority shareholder approved an amendment to the bylaws of the Registrant (the “Bylaws”), effective immediately, to, among other things, provide certain conforming, modernizing and clarifying changes to the Bylaws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

Number	Description
3.1	Amended and Restated Articles of Incorporation

3.2	Amended and Restated Bylaws

4.1	Biosecurity Technology, Inc. 2021 Equity Incentive Plan

10.1	Agreement and Plan of Merger and Reorganization

10.2	Form of Securities Purchase Agreement

10.3	Form of Consulting Agreement

10.4	Form of Warrant Agreement

10.5	Employment Agreement with Dan Lynn

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2021	BIOSECURITY TECHNOLOGY, INC.

	By:	/s/ Dan Lynn
Name: Dan Lynn
Title: Chief Executive Officer